Exhibit 5.2

[Letterhead of Richards, Layton & Finger PA]

March 26, 2012

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:                             ServiceMaster — Form S-4 Exhibit 5 - Delaware Entities

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware corporations listed on Schedule B attached hereto (collectively, the “Corporations”), each of the Delaware limited liability companies listed on Schedule C attached hereto (collectively, the “LLCs”), and each of the Delaware limited partnerships listed on Schedule D attached hereto (collectively, the “Partnerships” and, together with the Corporations and the LLCs, the “Delaware Entities”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a)           Each of the documents listed on Schedule E attached hereto (collectively, the “Certificates of Incorporation”);

(b)           Each of the documents listed on Schedule F attached hereto (collectively, the “Certificates of Formation”);

(c)           Each of the documents listed on Schedule G attached hereto (collectively, the “Certificates of Limited Partnership” and, together with the Certificates of Incorporation and the Certificates of Formation, the “Organizational Certificates”);

(d)           Each of the documents listed on Schedule H attached hereto (jointly, the “Bylaws”);

(e)           Each of the documents listed on Schedule I attached hereto (collectively, the “LLC Agreements”);

(f)            Each of the documents listed on Schedule J attached hereto (collectively, the “Partnership Agreements” and, together with the LLC Agreements, the “Agreements”);

(g)           Each of the documents listed on Schedule K attached hereto (collectively, the “Transaction Documents”);

(h)           Each of the documents listed on Schedule L attached hereto collectively, the “Consents”);

(i)            The Registration Statement on Form S-4 (the “Registration Statement”), filed by the Delaware Entities with the Securities and Exchange Commission on March 26, 2012, including a preliminary prospectus (the “Prospectus”), relating to inter alia, the Notes (as defined therein);

(j)            A certificate of an officer of each of the Delaware Entities (or its general partner, as the case may be), each dated March 26, 2012 (collectively, the “Officers’ Certificates”), as to certain matters; and

(k)           A Certificate of Good Standing of each of the Delaware Entities, obtained from the Secretary of State.

The Organizational Certificates, the Bylaws, the Agreements and the Consents are hereinafter referred to collectively as the “Organizational Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (k) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (k) above) that is referred to in or incorporated by reference into any document reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) that the Organizational Documents are in full force and effect, have not been amended and no amendment of such documents is pending or has been proposed, (ii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (iii) except to the extent provided in paragraphs 1 through 3 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to

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the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iv) the legal capacity of natural persons who are signatories to the documents examined by us, (v) except to the extent provided in paragraphs 4 through 6 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vi) except to the extent provided in paragraphs 7 through 12 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vii) that each of the Transaction Documents constitutes a legal, valid and binding obligation of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, and (viii) that there have been obtained such authorizations, consents, approvals and orders as are customarily required in the conduct of the Delaware Entities’ business.  We have not participated in the preparation of the Registration Statement and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.  In rendering the opinions set forth herein, we express no opinion concerning the creation, attachment, perfection or priority of any security interest, lien or other encumbrance.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             Each of the Corporations has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware, 8 Del. C. §101 et seq. (the “GCL”).

2.             Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. §18-101 et seq. (the “LLC Act”).

3.             Each of the Partnerships has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. §17-101 et seq. (the “LP Act”).

4.             Under the GCL, the applicable Certificate of Incorporation, the applicable Bylaws and the applicable Consent, each of the Corporations has all necessary corporate power and authority to (a) execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party and (b) to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

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5.             Under the LLC Act, the applicable Certificate of Formation, the applicable LLC Agreement and the applicable Consent, each of the LLCs has all necessary limited liability company power and authority to (a) execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party and (b) to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

6.             Under the LP Act, the applicable Certificate of Limited Partnership, the applicable Partnership Agreement and the applicable Consent, each of the Partnerships has all necessary partnership power and authority to (a) execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party and (b) to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

7.             Under the GCL, the applicable Certificate of Incorporation, the applicable Bylaws and the applicable Consent, (i) the execution and delivery by each of the Corporations of the Transaction Documents to which it is a party, (ii) the performance by such Corporation of its obligations thereunder, and (iii) the execution of the Registration Statement and filing the Registration Statement with the Security and Exchange Commission, have been duly authorized by all necessary corporate action on the part of such Corporation.

8.             Under the LLC Act, the applicable Certificate of Formation, the applicable LLC Agreement and the applicable Consent, (i) the execution and delivery by each of the LLCs of the Transaction Documents to which it is a party, (ii) the performance by such LLC of its obligations thereunder, and (iii) the execution of the Registration Statement and filing the Registration Statement with the Security and Exchange Commission, have been duly authorized by all necessary limited liability company action on the part of such LLC.

9.             Under the LP Act, the applicable Certificate of Limited Partnership, the applicable Partnership Agreement and the applicable Consent, (i) the execution and delivery by each of the Partnerships of the Transaction Documents to which it is a party, (ii) the performance by such Partnership of its obligations thereunder, and (iii) the execution of the Registration Statement and filing the Registration Statement with the Security and Exchange Commission, have been duly authorized by all necessary partnership action on the part of such Partnership.

10.          Under the GCL, the applicable Certificate of Incorporation, the applicable Bylaws and the applicable Consent, each of the Transaction Documents to which each of the Corporations is a party and the Registration Statement has been duly executed by such Corporation.

11.          Under the LLC Act, the applicable Certificate of Formation, the applicable LLC Agreement and the applicable Consent, each of the Transaction Documents to which each of the LLCs is a party and the Registration Statement has been duly executed by such LLC.

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12.          Under the LP Act, the applicable Certificate of Limited Partnership, the applicable Partnership Agreement and the applicable Consent, each of the Transaction Documents to which each of the Partnerships is a party and the Registration Statement has been duly executed by such Partnership.

The opinions expressed in paragraphs 10 through 12 above are based solely upon our review of the GCL, the LLC Act, the LP Act, the Officers’ Certificates and counterpart signature pages of each of the Transaction Documents and the Registration Statement.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.  We also consent to Debevoise & Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof.  In addition, we hereby consent to the use of our name under the heading “Validity of the Notes” in the Prospectus.  In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.  Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger PA

CDK

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SCHEDULE A

The ServiceMaster Company

SCHEDULE B

ServiceMaster Management Corporation

TruGreen, Inc.

Terminix International, Inc.

ServiceMaster Holding Corporation

ServiceMaster Consumer Services, Inc.

The ServiceMaster Company

SCHEDULE C

TruGreen Companies L.L.C.

SM Clean L.L.C.

MM Maids L.L.C.

SCHEDULE D

TruGreen Limited Partnership

The Terminix International Company Limited Partnership

ServiceMaster Residential/Commercial Services Limited Partnership

ServiceMaster Consumer Services Limited Partnership

Merry Maids Limited Partnership

SCHEDULE E

1.             The Certificate of Incorporation of ServiceMaster International Management Corporation, dated July 22, 1992, as filed in the office of the Secretary of State on July 28, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of ServiceMaster International Management Corporation, changing its name to ServiceMaster Management Corporation, dated August 31, 1998, as filed in the office of the Secretary of State on September 1, 1998.

2.             The Certificate of Incorporation of PCLC, Inc., dated October 31, 1990, as filed in the office of the Secretary of State on October 31, 1990, as amended by the Certificate of Amendment of Certificate of Incorporation of PCLC, Inc., changing its name to TruGreen, Inc., dated April 13, 1992, as filed in the office of the Secretary of State on April 20, 1992.

3.             The Certificate of Incorporation of Terminix GMP, Inc., dated November 18, 1986, as filed in the office of the Secretary of State on November 21, 1986, as amended by the Certificate of Amendment of Certificate of Incorporation Before Payment of Capital, changing the name of Terminix GMP, Inc. to Terminix MGP, Inc., dated December 2, 1986, as filed in the office of the Secretary of State on December 3, 1986, and as further amended by the Certificate of Amendment to Certificate of Incorporation of Terminix MGP, Inc., changing its name to Terminix International, Inc., dated June 15, 1987, as filed in the office of the Secretary of State on July 28, 1987.

4.             The Articles of Incorporation of ServiceMaster Holding Corporation, dated June 30, 1998, as filed in the office of the Secretary of State on June 30, 1998, as amended by the Certificate of Ownership and Merger Merging Weservehomes.com, Inc. into ServiceMaster Holding Corporation, dated January 11, 2002, as filed in the office of the Secretary of State on January 11, 2002.

5.             The Certificate of Incorporation of ServiceMaster Consumer Services Management Corporation, dated August 22, 1990, as filed in the office of the Secretary of State on August 22, 1990, as amended by the Certificate of Amendment of Certificate of Incorporation of ServiceMaster Consumer Services Management Corporation, changing its name to ServiceMaster Consumer Services, Inc., dated August 9, 1991, as filed in the office of the Secretary of State on September 4, 1991.

6.             The Certificate of Incorporation of ServiceMaster Incorporated of Delaware, dated September 10, 1991, as filed in the office of the Secretary of State on September 10, 1991, as amended and restated by the Certificate of Restated Certificate of Incorporation of ServiceMaster Incorporated of Delaware, dated December 11, 1991, as filed in the office of the Secretary of State on December 17, 1991, as further amended by the Certificate of Amendment of Certificate of Incorporation of ServiceMaster Incorporated of Delaware, dated January 21, 1993, as filed in the office of the Secretary of State on January 22, 1993, as further amended by the Certificate of Change of Registered Agent and Registered Office of ServiceMaster Incorporated of Delaware, dated November 11, 1993, as filed in the office of the Secretary of State on November 29, 1993, as further amended and restated by the Certificate of Restated Certificate of Incorporation of

ServiceMaster Incorporated of Delaware, changing its name to The ServiceMaster Company, dated November 4, 1997, as filed in the office of the Secretary of State on November 6, 1997, as further amended by the Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A, dated December 18, 1997, as filed in the office of the Secretary of State on December 18, 1997, as further amended by the Certificate of Merger of ServiceMaster Limited Partnership and The ServiceMaster Company Limited Partnership with and into The ServiceMaster Company, dated December 18, 1997, as filed in the office of the Secretary of State on December 18, 1997, as further amended by the Certificate of Ownership and Merger Merging LandCare USA, Inc. with and into The ServiceMaster Company, dated December 28, 1999, as filed in the office of the Secretary of State on December 29, 1999, as further amended by the Certificate of Ownership and Merger Merging ARS Merger, Inc. with and into The ServiceMaster Company, dated June 23, 2000, as filed in the office of the Secretary of State on June 30, 2000, as further amended by the Certificate of Elimination of Series A Junior Participating Preferred Stock, dated March 15, 2005, as filed in the office of the Secretary of State on March 15, 2005, as further amended by the Certificate of Amendment of Amended and Restated Certificate of Incorporation of The ServiceMaster Company, dated May 9, 2005, as filed in the office of the Secretary of State on May 9, 2005, and as further amended and restated by the Second Amended and Restated Certificate of Incorporation of The ServiceMaster Company, dated July 24, 2007, as filed in the office of the Secretary of State on July 24, 2007, as further amended by the Certificate of Merger of CDRSVM Acquisition Co., Inc,. with and into The ServiceMaster Company, dated July 24, 2007, as filed in the office of the Secretary of State on July 24, 2007.

SCHEDULE F

1.             The Certificate of Formation of TruGreen Holding L.L.C., dated August 19, 1999, as filed in the office of the Secretary of State on August 19, 1999, as amended by the Certificate of Amendment of TruGreen Holding L.L.C., changing its name to TruGreen Companies L.L.C., dated June 28, 2001, as filed in the office of the Secretary of State on June 29, 2001 and with an effective date of July 1, 2001.

2.             The Certificate of Formation of SM Clean L.L.C., dated November 21, 2002, as filed in the office of the Secretary of State on November 22, 2002.

3.             The Certificate of Formation of MM Maids L.L.C., dated November 21, 2002, as filed in the office of the Secretary of State on November 22, 2002.

SCHEDULE G

1.             The Certificate of Limited Partnership of PCLC Company Limited Partnership, dated October 29, 1990, as filed in the office of the Secretary of State on October 31, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of PCLC Company Limited Partnership, changing its name to TruGreen Limited Partnership, dated April 13, 1992, as filed in the office of the Secretary of State on April 20, 1992, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of TruGreen Limited Partnership, dated June 29, 1993, as filed in the office of the Secretary of State on June 30, 1993, and as further amended by the Certificate of Amendment to Certificate of Limited Partnership of TruGreen Limited Partnership, dated June 9, 1998, as filed in the office of the Secretary of State on August 5, 1998.

2.             The Certificate of Limited Partnership of The Terminix International Company Limited Partnership, dated as of November 24, 1986, as filed in the office of the Secretary of State on November 25, 1986, as amended by the Certificate to Restore to Good Standing, as filed in the office of the Secretary of State on April 30, 1991, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of The Terminix International Company Limited Partnership, dated October 11, 1991, as filed in the office of the Secretary of State on October 21, 1991, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of The Terminix International Company Limited Partnership, dated April 13, 1992, as filed in the office of the Secretary of State on April 20, 1992, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of The Terminix International Company Limited Partnership, dated June 29, 1993, as filed in the office of the Secretary of State on June 30, 1993, and as further amended by the Certificate of Amendment to Certificate of Limited Partnership of The Terminix International Company Limited Partnership, dated June 9, 1998, as filed in the office of the Secretary of State on August 5, 1998.

3.             The Certificate of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated December 4, 1990, as filed in the office of the Secretary of State on December 4, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated June 29, 1993, as filed in the office of the Secretary of State on June 30, 1993, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated June 9, 1998, as filed in the office of the Secretary of State on August 5, 1998, and as further amended by the Certificate of Amendment to the Certificate of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated January 21, 2003, as filed in the office of the Secretary of State on January 22, 2003, as further amended by the Certificate of Correction of Certificate of Amendment to the Certificate of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated March 4, 2010, as filed in the office of the Secretary of State on March 4, 2010.

4.             The Certificate of Limited Partnership of SCSLP, dated August 22, 1990, as filed in the office of the Secretary of State on August 23, 1990, as amended by the Certificate of Amendment to Certificate of Limited Partnership of SCSLP, dated October 11, 1991, as filed in the office of the Secretary of State on October 21, 1991, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of SCSLP, dated April 2, 1992, as filed in the office of the Secretary of State on April 3, 1992, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of SCSLP, dated July 29, 1998, as filed in the office of the Secretary of State on August 5, 1998, and as further amended by the Certificate of Merger of ServiceMaster Strategic Limited Partnership with and into SCSLP, dated as of September 4, 2001, as filed in the office of the Secretary of State on September 4, 2001.

5.             The Certificate of Limited Partnership of MMLP Limited Partnership, dated June 16, 1988, as filed in the office of the Secretary of State on June 17, 1988, as amended by the Amendment to Certificate of Limited Partnership of MMLP Limited Partnership, changing its name to Merry Maids Limited Partnership, dated August 18, 1988, as filed in the office of the Secretary of State on January 3, 1990, as amended by the Certificate to Restore to Good Standing a Delaware Limited Partnership, filed with the Secretary of State on June 3, 1991, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of Merry Maids Limited Partnership, dated June 29, 1993, as filed in the office of the Secretary of State on June 30, 1993, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of Merry Maids Limited Partnership, dated June 9, 1998, as filed in the office of the Secretary of State on August 5, 1998, and as further amended by the Certificate of Amendment to the Certificate of Limited Partnership of Merry Maids Limited Partnership, dated January 21, 2003, as filed in the office of the Secretary of State on January 22, 2003.

SCHEDULE H

1.             The By-laws of ServiceMaster Management Corporation (formerly known as ServiceMaster International Management Corporation), dated July 28, 1992.

2.             The By-laws of TruGreen, Inc. (formerly known as PCLC, Inc.).

3.             The By-laws of Terminix International, Inc. (formerly known as Terminix MGP, Inc.), as amended on October 21, 1999.

4.             The By-laws of ServiceMaster Holding Corporation, dated June 30, 1998.

5.             The By-laws of ServiceMaster Consumer Services, Inc. (formerly known as ServiceMaster Consumer Services Management Corporation).

6.             The Amended and Restated By-laws of The ServiceMaster Company, as amended on July 24, 2007.

SCHEDULE I

1.             The Operating Agreement of TruGreen Holding L.L.C. (“THLLC”), dated as of August 19, 1999, between ServiceMaster Consumer Services Limited Partnership (“SCSLP”), as sole member, and THLLC, as amended and restated by the First Amended and Restated Operating Agreement of THLLC, dated as of January 1, 2001, among THLLC, SCSLP, as Class A Shareholder (as defined therein), and each of the Class B Shareholders (as defined therein), and as further amended and restated by the Second Amended and Restated Operating Agreement of TruGreen Companies L.L.C. (formerly known as TruGreen Holdings L.L.C.) (“TCLLC”), dated as of December 26, 2001, among TCLLC, SCSLP, as Class A Shareholder (as defined therein), the Class B Nonparticipating Shareholders (as defined therein), and the Class B Participating Shareholders (as defined therein).

2.             The Operating Agreement of SM Clean L.L.C. (“SMC”), dated as of November 22, 2002, between SCSLP, as sole member, and SMC.

3.             The Operating Agreement of MM Maids L.L.C. (“MMM”), dated as of November 22, 2002, between SCSLP, as sole member, and MMM.

SCHEDULE J

1.             The Agreement of Limited Partnership of PCLC Company Limited Partnership, dated October 31, 1990, between PCLC, Inc., as general partner, and SCSLP, as limited partner, as amended and restated by the Amended and Restated Agreement of Limited Partnership of TruGreen Limited Partnership, dated May 20, 1992, among TruGreen, Inc. (“TGI”), as general partner, the Class A Limited Partners (as defined therein), and SCSLP, as the Class B Limited Partner (as defined therein), as further amended by Amendment No. 1 thereto, dated August 5, 1998, among TGI, as general partner, SCSLP, as limited partner, and TSSGP Limited Partnership, as withdrawing partner, as further amended by Amendment No. 2 thereto, dated August 5, 1998, between TGI, as general partner, and SCSLP, as limited partner, as further amended by Amendment No. 3 thereto, dated January 1, 2001, between SCSLP, as withdrawing limited partner, and TruGreen Limited Partnership, and as further amended and restated by the Second Amended and Restated Agreement of Limited Partnership of TruGreen Limited Partnership, dated as of July 19, 2007, among SCSLP, as former limited partner, TGI, as general partner, and TruGreen Companies L.L.C. (formerly known as TruGreen Holdings L.L.C.), as limited partner.

2.             The Agreement of Limited Partnership of The Terminix International Company Limited Partnership, dated November 25, 1986, between Terminix MGP, Inc., as general partner, and Vernon T. Squires, as organizational limited partner, as amended and restated by the Amended and Restated Agreement of Limited Partnership of The Terminix International Company Limited Partnership, dated December 1986, among TMGP, as general partner, TM Special Partner, Inc., as the Special General Partner (as defined therein), the Class A Limited Partners (as defined therein), and ServiceMaster Industries Inc., as the Class B Limited Partner (as defined therein), as further amended by Amendment No. 1 thereto, dated December 30, 1986, among TMGP, as general partner, SMI, as withdrawing Class B Limited Partner and The ServiceMaster Company Limited Partnership (“SCLP”), as successor Class B Limited Partner, as further amended by Amendment No. 2 thereto, dated November 8, 1990, among Terminix International, Inc. (formerly known as Terminix MGP, Inc.) (“TI”), as general partner, SCLP, as withdrawing Class B Limited Partner, and SCSLP, as successor Class B Limited Partner, as further amended by Amendment No. 3 thereto, dated March 23, 1992, among TI, as general partner, the Class A Limited Partners identified therein, as withdrawing Class A Limited Partners, SCSLP and TM Special Partner, Inc., as withdrawing Special General Partner, as further amended by Amendment No. 4 thereto, dated June 30, 1993, among TI, as general partner, SCSLP, as limited partner, and TSSGP Limited Partnership (“TSSGP”), as Special General Partner, as further amended by Amendment No. 5 thereto, dated August 5, 1998, among TI, as general partner, SCSLP, as limited partner, and TSSGP, as withdrawing Special General Partner, as further amended and restated by the Second Amended and Restated Agreement of Limited Partnership of The Terminix International Company Limited Partnership, dated as of January 1, 2001, among TI, as general partner, SCSLP, as the Class A Limited Partner (as defined therein), and Allied Bruce-Terminix Companies, Inc., as the Class B Limited Partner (as defined therein), as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of The Terminix International Company L.P., dated as of November 14, 2006, among TI, as general partner, SCSLP, as Class A Limited Partner (as defined therein), and Allied Williams Companies, Inc., as Class B Limited Partner (as defined therein), and as further amended and restated by the Third Amended and Restated Agreement of Limited Partnership of The Terminix International Company Limited Partnership, dated as of July 9, 2007, among TI, as general partner, and the Limited Partners (as defined therein).

3.             The Agreement of Limited Partnership of ServiceMaster Residential/Commercial Services Limited Partnership, dated December 4, 1990, between ServiceMaster Residential/Commercial Services Management Corporation (“RC Management”), as general partner, and SCSLP, as limited partner, as amended by Amendment No. 1 thereto, dated August 5, 1998, among TSSGP, as withdrawing Special General Partner, RC Management, as General Partner, and SCSLP, as limited partner, as further amended by Amendment No. 2 thereto, dated August 5, 1998, between RC Management, as general partner, and SCSLP, as limited partner, as further amended by Amendment No. 3 thereto, dated December 31, 2002, between SCSLP, as limited partner, and RC Management, as withdrawing general partner, as further amended by Amendment No. 4 thereto, dated December 31, 2002, between ServiceMaster Consumer Services, Inc. (“Consumer Services”), as withdrawing general partner, and SCSLP, as limited partner and as general partner, as further amended by Amendment No. 5 thereto, dated December 31, 2002, between SCSLP, as limited partner and as withdrawing limited partner, and SM Clean L.L.C., as successor general partner, as further amended by Amendment No. 6 thereto, dated as of June 29, 2007, among Consumer Services, SCSLP and SM Clean L.L.C., and as further amended by Amendment No. 7 thereto, dated as of July 5, 2007, among SCSLP and SM Clean L.L.C.

4.             The Agreement of Limited Partnership of SCSLP, dated as of August 24, 1990, as amended and restated by the Amended and Restated Agreement of Limited Partnership of SCSLP, dated as of November 8, 1990, as further amended and restated by the Second Amended and Restated Agreement of Limited Partnership of SCSLP, dated as of June 30, 1992, among SCSLP, ServiceMaster Consumer Services, Inc., as general partner, The ServiceMaster Company Limited Partnership (“TSCLP”), as special general partner and as a limited partner, and WMI Urban Services, Inc., as a limited partner, as further amended by Amendment No. 1 thereto, dated January 1, 1998, between SCSLP and TSCLP, as further amended by Amendment No. 2 thereto, dated January 1, 1998, between SCSLP and TSCLP, as further amended by Amendment No. 3 thereto, dated July 1, 1998, between SCSLP and ServiceMaster Holding Corporation, and as further amended by the Agreement of Merger and Amendment No. 4 of Agreement of Limited Partnership of ServiceMaster Consumer Services Limited Partnership, dated September 4, 2001, among SCSLP, ServiceMaster Consumer Services, Inc., ServiceMaster Strategic Limited Partnership, ServiceMaster Management Corporation and ServiceMaster Holding Corporation.

5.             The Agreement of Limited Partnership of MMLP Limited Partnership, dated as of June 16, 1988, between MMMGP, Inc., as general partner, and Vernon T. Squires, as organizational limited partner, as amended and restated by the Amended and Restated Agreement of Limited Partnership of Merry Maids Limited Partnership, dated as of July 5, 1988, among MMMGP, as general partner, MM Special Partner, Inc., as special general partner, and The ServiceMaster Company, as limited partner, as further amended by Amendment No. 1 thereto, dated August 5, 1998, among Merry Maids, Inc. (“MMI”), as general partner, TSSGP, as withdrawing special general partner, and SCSLP, as limited partner, as further amended by Amendment No. 2 thereto, dated August 5, 1998, between MMI, as general partner, and SCSLP, as limited partner, as further amended by Amendment No. 3 thereto, dated December 31, 2002, between SCSLP, as limited partner, and MMI, as withdrawing general partner, as further amended by Amendment No. 4 thereto, dated December 31, 2002, between SCSLP and ServiceMaster Consumer Services, Inc., as further amended by Amendment No. 5 thereto, dated December 31, 2002, between SCSLP and MM Maids L.L.C., as further amended by Amendment No. 6 thereto, dated as of June 29, 2007, among SCSLP, MM Maids L.L.C., MMI and ServiceMaster Consumer Services, Inc., and as further amended by Amendment No. 7 thereto, dated as of July 5, 2007, between SCSLP and MM Maids L.L.C.

SCHEDULE K

1.             The Exchange and Registration Rights Agreement, dated February 13, 2012, among The ServiceMaster Company (the “Company”), the entities identified on the signature pages thereto as Guarantors, including the Delaware Parties other than the Company (collectively, the “Guarantors”), and J.P. Morgan Securities LLC, for itself and as representative of the Initial Purchasers (as defined in the Purchase Agreement referred to therein).

2.             The Indenture, dated February 13, 2012, among the Company, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”).

3.             The First Supplemental Indenture, dated February 13, 2012, among the Company, the Guarantors and the Trustee.

4.             The Second Supplemental Indenture, dated February 16, 2012, among the Company, the Guarantors and the Trustee.

SCHEDULE L

1.             The Unanimous Written Consents of the Board of Directors of ServiceMaster Management Corporation, dated as of January 27, 2012 and February 13, 2012, with respect to ServiceMaster Management Corporation.

2.             The Unanimous Written Consents of the Board of Directors of TruGreen, Inc., dated as of January 27, 2012 and February 13, 2012, with respect to TruGreen, Inc. and TruGreen Limited Partnership.

3.             The Unanimous Written Consents of the Board of Directors of Terminix International, Inc., dated as of January 27, 2012 and February 13, 2012, with respect to Terminix International, Inc. and The Terminix International Company Limited Partnership.

4.             The Unanimous Written Consents of the Board of Directors of ServiceMaster Holding Corporation, dated as of January 27, 2012 and February 13, 2012, with respect to ServiceMaster Holding Corporation.

5.             The Unanimous Written Consents of the Board of Directors of ServiceMaster Consumer Services, Inc., dated as of January 27, 2012 and February 13, 2012, with respect to ServiceMaster Consumer Services, Inc. and SCSLP.

6.             The Unanimous Written Consents of the Board of Directors of The ServiceMaster Company, dated as of January 25, 2012, February 2, 2012 and February 13, 2012, with respect to The ServiceMaster Company.

7.             The Unanimous Written Consents of the Managers of TruGreen Companies L.L.C., dated as of January 27, 2012 and February 13, 2012, with respect to TruGreen Companies L.L.C.

8.             The Written Consents of the Managing Member of SMC, dated as of January 27, 2012 and February 13, 2012, with respect to SMC and ServiceMaster Residential/Commercial Services Limited Partnership.

9.             The Written Consents of the Managing Member of MMM, dated as of January 27, 2012 and February 13, 2012, with respect to MMM and Merry Maids Limited Partnership.